Exhibit 5(b)

                                Form of Application




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
[LOGO]Phoenix    PHOENIX LIFE INSURANCE COMPANY
                 REGULAR MAIL:   Phoenix Annuity Mail Operations
                                 PO Box 8027, Boston MA 02266-8027                       [PHOENIX FREEDOM EDGE]
                 EXPRESS MAIL:   Phoenix Annuity Mail Operations                      VARIABLE ANNUITY APPLICATION
                                 66 Brooks Drive, Suite 8027, Braintree MA 02184

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ANNUITANT
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Name (Print as desired in contract)
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Social Security Number    [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ][ ]
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Date of Birth                                              Sex
                                                                      [ ] Male
                                                                      [ ] Female
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Address


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City                                        State      ZIP Code
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Phone               [ ] [ ] [ ]/[ ] [ ] [ ]-[ ] [ ] [ ][ ]
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JOINT ANNUITANT (If any)
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Name
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Social Security Number       [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ][ ]
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Date of Birth                                              Sex
                                                                        [ ] Male
                                                                      [ ] Female
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Address
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City                                        State      ZIP Code
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Phone               [ ] [ ] [ ]/[ ] [ ] [ ]-[ ] [ ] [ ][ ]
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OWNER [ ] Individual   [ ] Joint    [ ] Trust   [ ] Other
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Name (Print as desired in contract)
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Social Security Number/
Federal ID                            [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
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Date of Birth                                              Sex
                                                                        [ ] Male
                                                                      [ ] Female
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Address
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City                                        State      ZIP Code
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Phone               [ ] [ ] [ ]/[ ] [ ] [ ]-[ ] [ ] [ ][ ]
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JOINT OWNER (If any)
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Name
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Social Security Number /
Federal ID                            [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
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Date of Birth                     Relationship to Owner    Sex
                                                                        [ ] Male
                                                                      [ ] Female
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BENEFICIARY DESIGNATION
(All to share equally unless otherwise specified)
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                    Name                    Relationship        %
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PREMIUM (Check payable to "PHOENIX")
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Exact or Estimated Amount of Premium $____________________
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PLAN TYPE/SOURCE OF PREMIUM (Complete A or B)
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A. Nonqualified
   [ ] New          [ ] 1035 Exchange

B. Qualified
                                    _____________
   [ ] New Contribution                Tax Year

   [ ] Rollover/Direct Transfer

   Type of Qualified Plan

   [ ] Traditional IRA     [ ] SEP IRA     [ ] Roth IRA    [ ] Simple IRA

   [ ] 403(b) Rollover     [ ] 401(a) Qualified Plan
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DEATH BENEFIT OPTIONS
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   [ ] Option 1 - Return of Premium
   [ ] Option 2 - Annual Step-Up
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ADDITIONAL BENEFITS
[ ] I elect the Guaranteed Minimum Income Benefit.
This rider prohibits the exercise of this benefit until the later of: i) the seventh contract anniversary; or ii) the contract anniversary following the annuitant's 60th birthday, or the contract anniversary following the older annuitant's 60th birthday in the case of joint benefit will be of any use when the stock market falls.
This rider has diminished usefulness in connection with qualified plans, including IRAs, because it may not be exercised until the later of; i) the seventh contract anniversary; or ii) the contract anniversary following the annuitant's 60th birthday, or the contract anniversary following the older annuitant's 60th in the case of joint annuitants. If the benefit is not exercised on or before the date on which required minimum distributions must begin under a qualified plan, including IRAs, the owner and beneficiary may be unable to exercise the benefit. Please consult a tax advisor.
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REPLACEMENT (Attach appropriate exchange forms)
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Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? [ ] Yes [ ] No
Will this annuity replace any existing life insurance or annuity? [ ] Yes [ ] No Company ________________________________________________________________________
Contract No.____________________________________________________________________
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SYSTEMATIC WITHDRAWALS
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Systematic withdrawals will be executed on each contract monthly anniversary following receipt of the request.

The withdrawal amount will be deducted proportionately from the existing Subaccounts.
Withdrawal:  Flat Amount $__________________________

[ ] Electronically deposit my payments to Bank Account
    Number _______________________ Bank Routing Number _____________________
    ATTACH VOID CHECK.

Federal taxes will automatically be withheld from the requested withdrawal amount at a rate of 10% unless you indicate below a different percentage or elect not to have taxes withheld: [ ] Withhold taxes at a rate of ____%
[ ] Do not withhold taxes
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OWNER(S) ACKNOWLEDGEMENTS
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[ ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read all the statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. I (owner) confirm that any Social Security/Federal ID Number is correct as it appears on this application.

Owner's Signature X__________________ Joint Owner's Signature X_________________

Annuitant's Signature X_________________________________   (if other than Owner)

Signed at________________________ (City, State)   Date________________________


Do you, as Agent, have reason to believe the product applied for will replace
existing annuities or insurance?      [ ] Yes  [ ] No
Are there any life insurance policies or annuity contracts owned by or on the
life of the owner or the annuitant?   [ ]  Yes [ ]  No

Licensed Agent X______________________   ______________________     _____________________  __________
               Signature                 Print Name                 Agent ID Number        % Shares

Licensed Agent X______________________   ______________________     _____________________  __________
               Signature                 Print Name                 Agent ID Number        % Shares

               ____________________________  ____________________
               Bank or Broker/Dealer Firm    Address

               ____________________________  ___________________
               Date                          Telephone

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SPECIAL REMARKS
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